FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND TO OTHER LOAN DOCUMENTS

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND TO OTHER LOAN DOCUMENTS (this “Amendment”) is made as of September 17, 2013, by and between LEX-GEN WOODLANDS, L.P., a Delaware limited partnership (“Borrower”), and SFI BELMONT LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter referred to as “Lender”), with offices at c/o iStar Financial Inc., 1114 Avenue of the Americas, 38th Floor, New York, New York 10036.

RECITALS
A.    Borrower and iStar Financial Inc., a Maryland corporation (“Original Lender”) entered into a Loan and Security Agreement dated as of April 21, 2004 (the “Original Loan Agreement”), as amended by that certain Amendment to Loan and Security Agreement and to other Loan Documents dated as of September 28, 2009 (the “First Amendment”); that certain Second Amendment to Loan and Security Agreement and to other Loan Documents dated as of June 17, 2011 (the “Second Amendment”); and that certain Third Amendment to Loan and Security and to other Loan Documents dated as of August 30, 2011 (the “Third Amendment”); the Original Loan Agreement, as amended by such First Amendment, Second Amendment, and Third Amendment, is herein called the “Loan Agreement”), pursuant to which, among other things, Lender agreed to make a loan to Borrower in the principal amount of Thirty-Four Million Dollars ($34,000,000) (the “Loan”) upon the terms and conditions set forth in the Loan Agreement. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The Loan is evidenced by that certain Promissory Note of even date with the Loan Agreement in the principal amount of the Loan (the “Note”) and is secured by, among other things, (i) that certain Deed of Trust with Security Agreement, Assignment of Leases and Rents and Fixture Filing of even date with the Loan Agreement, recorded in the Official Records of Montgomery County, Texas (“Official Records”), as Document No. 2004-042420 (the “Mortgage”), covering the Property more particularly described on Exhibit A attached hereto and made a part hereof, and (ii) that certain Guaranty of even date with the Loan Agreement (“Guaranty”) in favor of Original Lender made by Lexicon Genetics Incorporated, which is now known as Lexicon Pharmaceuticals, Inc., a Delaware corporation.
B.    The Loan Documents were assigned by Original Lender to iSTAR TARA LLC, a Delaware limited liability company (“iStar Tara”), pursuant to that certain Assignment and Assumption of Note, Mortgage, and Other Loan Documents made as of March 1, 2009, recorded in the Official Records as Document No. 2009-022702 (the “First Assignment”) and then subsequently assigned by iStar Tara to Lender pursuant to that certain Assignment and Assumption of Note, Deed of Trust and Other Loan Documents made as of March 16, 2011 and recorded in the Official Records as Document No. 2011039443.
C.    Borrower has requested an extension of the Maturity Date of the Loan as contemplated by this Amendment, and Lender is willing to consent to such modification, all upon the terms and subject to the conditions set forth herein.

AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Incorporation of Recitals. The foregoing Recitals are incorporated herein and expressly made a part hereof.
2.Amendment to Loan Agreement.
(a)The definition of “Lockout Expiration Date” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety and shall read as follows:
“Lockout Expiration Date” means January 20, 2017.”
(b)The definition of “Maturity Date” in Section 2.4(B) of the Loan Agreement and all references in the other Loan Documents to the Maturity Date shall mean April 21, 2017, or such earlier date as the Loan is prepaid in full or accelerated.
(c)A new Section 11.18 is hereby added to the Loan Agreement immediately following Section 11.17 and before the sentence “witness the due execution hereof as of the date first written above”, which new Section 11.18 provides as follows:
11.18 Right of First Offer.
(a)    If Borrower or any Affiliate of Borrower (herein, “Borrower Party”) intends to seek, obtain or accept a proposal for a loan, refinancing, or sale-leaseback transaction of the Mortgaged Property, or any portion thereof, Borrower shall deliver to Lender a letter or other writing setting forth Borrower Party's desire to undertake such a transaction and the general requirements thereof, including the requested loan amount, loan term, interest rate, purchase price, and/or lease term, as applicable, together with any special conditions (collectively, the “Request for Proposal”).
(b)    During the period from the receipt by Lender of the initial Request for Proposal and thirty (30) days thereafter (the “Proposal Period”), Lender shall have the right and option to provide a loan, refinancing, loan extension, or a sale-leaseback proposal for such transaction for the Mortgaged Property (collectively, the “Lender's Proposal”) to Borrower Party setting forth the terms and conditions of such transaction from Lender, which Lender's Proposal shall include a time period (which shall not extend more than ten (10) days beyond the Proposal Period) (the “Response Period”) within which Borrower Party must accept or reject such Lender's Proposal by delivering written notice thereof to Lender. To the extent Borrower Party fails to so accept or reject Lender's Proposal on or prior to the expiration of Response Period, Borrower Party shall be deemed to have rejected Lender's Proposal.
(c)    Borrower Party shall have the right to request and negotiate additional proposals, term sheets, commitments, or similar items relating to any potential loan, refinancing, or sale-leaseback transactions for the Mortgaged Property or any portion thereof (each, a “Third-Party Proposal”) during the Proposal Period and thereafter. If Borrower Party receives a Third Party Proposal during the Proposal Period, and if such Third-Party Proposal is “Competitive With” (as defined below) Lender's Proposal, then within three (3) Business Days of Borrower Party's receipt of such Third-Party Proposal, Borrower shall furnish to Lender a copy of such Third-Party Proposal (subject to any confidentiality restrictions to which Borrower Party may be subject thereunder). Lender agrees (i) to hold any such Third-Party Proposal in strict confidence and take reasonable precautions to protect such Third-Party Proposal, (ii) not to divulge the contents of any such Third-Party Proposal to any third party, subject to the right to disclose such information (a) to Lender's directors, officers, employees and agents, including advisors, accountants, attorneys and parent entities, under like strictures of confidentiality, as may be reasonably required for Lender to evaluate the Third-Party Proposal, and (b) to the extent required by law or regulations or by any subpoena or similar legal process, and (iii) not to make any use of any such Third-Party Proposal except to evaluate whether to revise Lender's

Proposal as contemplated in this Section 11.18. For clarity, Borrower shall only be obligated to furnish Lender with a copy of any Third-Party Proposal received by Borrower Party from any particular third party during the Proposal Period.
(d)    If Borrower Party furnishes a copy of a Third-Party Proposal to Lender pursuant to Section 11.18(b), on or prior to the earlier of (i) five (5) Business Days of Lender's receipt of a copy of a Third-Party Proposal or (ii) the last day of the Proposal Period (the “Revised Proposal Submission Period”), Lender shall be permitted to (but Lender shall be under no obligation to) provide an initial Lender's Proposal or, if Lender has already provided an initial Lender's Proposal, revise Lender's Proposal as Lender deems appropriate, if at all, and submit same to Borrower Party, in which event Borrower Party shall have until the later of (1) five (5) Business Days following Lender's submission of the initial or revised Lender's Proposal, as applicable, or (2) the last day of the Proposal Period (the “Revised Proposal Response Period”), to accept or reject the initial or revised Lender's Proposal, as applicable, by delivering written notice thereof to Lender. To the extent Borrower Party fails to so accept or reject the initial or revised Lender's Proposal, as applicable, on or prior to the expiration of the Revised Proposal Response Period, Borrower shall be deemed to have rejected such Lender's Proposal. For purposes of this Section 11.18, Lender's Proposal shall be deemed to be “Competitive With” a Third-Party Proposal if (a) Lender's Proposal is for a loan amount or purchase price, as applicable, of one hundred percent (100%) or more of the loan amount or purchase price, as applicable, set forth in such Third-Party Proposal and (b) if (I) a sale-leaseback transaction, Lender's Proposal sets forth an annual rental rate as a percentage of purchase price calculated over the term of the lease which is within twenty-five (25) basis points (0.0025) of the annual rental rate as a percentage of purchase price (calculated over the term of the lease) set forth in such Third-Party Proposal or (II) a loan or refinance, the annual interest rate is within fifty (50) basis points (0.0050) of the interest rate set forth in such Third-Party Proposal. Except as set forth in Section 11.18(g), upon the later to occur of Borrower's rejection of Lender's Proposal or the revised Lender's Proposal, as applicable, this Section 11.18 shall be of no further force or effect.
(e)    Borrower shall not and shall not permit its Affiliates to accept or commit to any loan, refinancing, or any sale-leaseback transaction set forth in any Third-Party Proposal required to be furnished to Lender hereunder until the expiration of the Proposal Period or the Revised Proposal Response Period, as applicable.
(f)    If Borrower Party elects to accept Lender's Proposal or the revised Lender's Proposal, as applicable, such parties shall negotiate in good faith for purposes of entering into documents relating thereto as the parties shall agree upon consistent with the terms of Lender's Proposal or the revised Lender's Proposal, as applicable; provided, however, that neither party shall be under any obligation to consummate the transaction described in the Lender's Proposal or the revised Lender's Proposal, as applicable.
(g)    If (i) Borrower Party does not close on a loan, refinancing, or sale-leaseback transaction for the Mortgaged Property, or any portion thereof, pursuant to a Third-Party Proposal within one hundred eighty (180) days following the expiration of the Proposal Period or the Revised Proposal Response Period, as applicable, and (ii) Borrower Party intends at any time thereafter to seek, obtain or accept a proposal for a loan, refinancing or sale-leaseback transaction of the Mortgaged Property, then Borrower shall deliver to Lender a new Request for Proposal in connection therewith and the process set forth in this Section 11.18 shall be reinitiated.
(d)    Schedule 2.3, Amortization Schedule, to the Loan Agreement is hereby amended and restated to be Schedule 2.3, Amortization Schedule, attached to this Amendment.
3.Amendments to Other Loan Documents. All references in each of the Loan Documents to the Loan Agreement shall refer to the Loan Agreement, as amended hereby, as such Loan Agreement may be further amended from time to time.

4.Conditions Precedent. Borrower agrees that it shall be a condition precedent to the effectiveness of this Amendment that, among other things, all of the following shall have been satisfied promptly and in any event within the time periods specified below:
(a)    Within five (5) Business Days following Borrower's receipt from Lender of an invoice setting forth the amounts due and payable with respect thereto, Borrower shall have paid the actual out-of-pocket fees and expenses of Lender reasonably incurred in connection with this Amendment, including reasonable fees and disbursements of Lender's attorneys;
(b)    Within five (5) Business Days following the date of this Amendment, Borrower shall have furnished to Lender an affidavit stating the following:

i.	that there have been no modifications to Borrower's Articles of Organization that have not been previously delivered to Lender;

ii.	that Borrower is in good standing in the State of Delaware; and

iii.	that Borrower is qualified to conduct business in the State of Texas.

(c)    Within five (5) Business Days following the date of this Amendment, Borrower shall have paid Lender a fee in the amount of $111,422 as an extension fee for the Loan.

5.Representations and Warranties. In order to induce Lender to execute this Amendment, Borrower represents and warrants as follows:
(a)    This Amendment, and any other documents and instruments required to be executed and delivered by Borrower in connection herewith, when executed and delivered, will constitute the duly authorized, valid and legally binding obligations of Borrower, and will be enforceable in accordance with their respective terms, subject only to bankruptcy and insolvency laws of general applicability and the application of general principles of equity.
(b)    The execution, delivery and performance of this Amendment will not: (i) violate any laws or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, corporate charter or bylaws, instrument, document, agreement or contract of any kind to which Borrower is a party or by which Borrower may be bound.
(c)    To Borrower's knowledge, Borrower is not in default (beyond applicable grace or cure periods) under any contract or agreement to which Borrower is a party, the effect of which default will materially adversely affect the performance by Borrower of its representative obligations pursuant to and as contemplated by the terms and provisions of this Amendment.
(d)    Borrower hereby represents and warrants that as of the date hereof, Borrower has no defenses, claims, offsets or setoffs with regard to the enforcement of the Loan Documents as modified hereby.
6.Miscellaneous.
(a)    Borrower agrees that the Loan Agreement, the Note and each other Loan Document, as amended by this Amendment, remain in full force and effect in accordance with the previously existing terms thereof, as amended by this Amendment, and such documents and instruments are hereby ratified and confirmed.
(b)    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(c)    This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, except that the creation, perfection and enforcement of the Liens and security interests created pursuant to the Mortgage shall be governed and construed according to the law of the state of Texas, it being understood that to the fullest extent permitted by the laws of Texas, the law of the State of New York shall govern the Loan Agreement, the Notes and the other Loan Documents as set forth in Section 11.8 of the Loan Agreement.

(d)    The parties hereto expressly acknowledge and agree that this Amendment shall not be construed as a novation of the Note, the Mortgage or any other Loan Document.
(e)    All of the Mortgaged Property shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage, as herein modified, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of the Mortgage, as herein modified, or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any part or parties whomsoever, who may now or hereafter be liable under, or on account of, the Loan Documents.
(f)    The execution and delivery of this Amendment does not constitute a waiver of any default under the Note, Mortgage or any of the other Loan Documents; provided, however, that Lender hereby acknowledges that it is not aware of any defaults under the Loan Documents.
(g)    Time is hereby declared to be of the essence of this Amendment and of every part hereof.
[Signatures Follow on the Next Page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

BORROWER:

LEX-GEN WOODLANDS, L.P., a Delaware limited partnership

By:	Lex-Gen Woodlands GP, LLC, a Delaware limited liability company, its sole general partner

	By:	/s/ Jeffrey L. Wade
	Name:	Jeffrey L. Wade
	Title:	EVP, Corporate Development and CFO

LENDER:

SFI BELMONT LLC, a Delaware limited liability company

By:	/s/ Samantha K. Garbus
Name:	Samantha K. Garbus
Title:	Senior Vice President

CONSENT OF GUARANTOR
The undersigned, being the “Guarantor” under the Guaranty, hereby consents to the foregoing Amendment to Loan and Security Agreement and to Other Loan Documents. The undersigned agrees that the Guaranty is and shall remain in full force and effect, that as of the date hereof (i) the Guaranty is ratified and confirmed hereby, (ii) no defenses or offsets exist to the enforcement thereof, and (iii) Guarantor has no Claims against Lender with respect thereto. All capitalized terms used in this Consent of Guarantor shall have the meaning ascribed to such terms in the Amendment to which this Consent of Guarantor is attached.

LEXICON PHARMACEUTICALS, INC.(formerly known as Lexicon Genetics Incorporated), a Delaware corporation

By:	/s/ Jeffrey L. Wade
Name:	Jeffrey L. Wade
Title:	EVP, Corporate Development and CFO

Exhibit A
Legal Description

TRACT 1
METES AND BOUNDS DESCRIPTION
12.359 ACRES
HENRY APPLEWHITE SURVEY, ABSTRACT NUMBER 51
JOHN TAYLOR SURVEY, ABSTRACT NUMBER 547
MONTGOMERY COUNTY, TEXAS
Being a tract or parcel containing 12.359 acres of land situated in the Henry Applewhite Survey, Abstract Number 51 and the John Taylor Survey, Abstract Number 547, Montgomery County, Texas; being all of Restricted Reserve "A" (called 12.359 acres), The Woodlands Medical Research Park, Section 9, a subdivision plat recorded in Cabinet O, Sheet 180 Montgomery County Map Records (M.C.M.R.), Montgomery County, Texas; said 12.359 acre tract being more particularly described as follows (bearings are referenced to the record information contained in the above described subdivision plat);
BEGINNING at a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set marking the south end of a 25‑foot cut-back line at the intersection of the northeasterly right-of-way (R.O.W.) line of Research Forest Drive (160-foot wide R.O.W.) with the southeasterly R.O.W. line of Technology Forest Place (width varies), said iron rod marking the most southerly west corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 01°27'36" West, along said southeasterly R.O.W. line of Technology Forest Place, along said cut-back line and along the west line of said Restricted Reserve "A", a distance of 35.36 feet to a 5/8-inch iron rod with cap found marking the north end of said 25-foot cut-back line and marking the most northerly west corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 43°32'24" East, continuing along said southeasterly R.O.W. line of Technology Forest Place and along the northwesterly line of said Restricted Reserve "A", a distance of 1,060.00 feet to a 5/8-inch iron rod with cap found marking the west end of a 25-foot cut-back line and marking the most westerly north corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 88°32'24" East, continuing along said southeasterly R.O.W. line, along said cutback line and along the north line of said Restricted Reserve "A", a distance of 35.36 feet to a 5/8-inch iron rod with cap found marking the east end of said cut-back line and marking the intersection of said southeasterly R.O.W. line of Technology Forest Place with the southwesterly R.O.W. line of New Trails Drive (80-foot wide R.O.W.), said iron rod marking the most easterly north corner of said Restricted Reserve "A" and the herein described tract;
THENCE, South 46°27'36" East, along said southwesterly R.O.W. line of New Trails Drive and along the northeasterly line of said Restricted Reserve "A", a distance of 460.59 feet to a 5/8-inch iron rod with cap found marking the most northerly corner of Restricted Reserve "A", Medical Research Park, Section 4, a subdivision plat recorded in Cabinet G, Sheet 51A, M.C.M.R., said iron rod marking the most easterly corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and the herein described tract;
THENCE, South 43°32'24" West, departing said southwesterly R.O.W. line of New Trails Drive, along the northwesterly line of said Restricted Reserve "A", Medical Research Park, Section 4, and along the southeasterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9, at a distance of 742.00 feet passing a 5/8-inch iron rod with cap found marking the most northerly corner of Restricted Reserve "A", The Woodlands Medical Research Park, Section 1, a subdivision plat recorded in Cabinet E, Sheet 163B and 164A M.C.M.R. and marking the most westerly corner of said Section 4, continuing along southeasterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and along the northwesterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 1, in all, a distance of 1,110.00 feet to a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set in the aforesaid northeasterly R.O.W. line of Research Forest Drive, marking the most westerly

A-1

corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 1 and marking the most southerly corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and the herein described tract;
THENCE, North 46°27'36" West, along said northeasterly R.O.W. line of Research Forest Drive and along the southwesterly line of said Restricted Reserve "A", a distance of 460.59 feet to the POINT OF BEGINNING and containing 12.359 acres (538,380 square feet) of land. This description is based on the ALTA/ACSM Land Title Survey and plat made by Terra Surveying Co., dated April, 2003, updated April 2004, Project Number 1851-0316-S.

TRACT 3

A non-exclusive easement for vehicular and pedestrian ingress and egress created under the Reciprocal Easement Agreement by and between Woodlands Office Equities-'95 Limited and First Security Bank, National Association, not individually, but solely as Owner Trustee under the Lexi Trust 2000-1 dated as of December 8, 2000, and recorded under the County Clerk's File No. 2000-104008 and the Real Property Records of Montgomery County, Texas.

A-2

Schedule 2.3
Amortization Schedule

See Attached

Schedule 2.3-1

Regular P&I Amortization Schedule
Lexicon/Loan #1178:1

SFI First Mortgage
Total Loan Amount	34,000,000.00
Holdback
Initial Funding	34,000,000.00
Rate Type	Fixed
Interest Caculation Method	Actual/360
Loan Term ( in months)	120
Amortization (in months)	240
Constant P&I Payment	289,275.64
Interest Rate	8.23%
Initial Maturity Date	4/21/2014
Extended Maturity Date	4/21/2017

	Payment	Interest	Interest						Total	Total
	Due	Begin	End	#	Interest	Beginning	Interest	Principal	Debt Service	Ending
	Date	Date	Date	Days	Rate	Balance	Due	Due	Payment	Balance
	Inception	4/21/2004
Stub	closing	4/21/2004	5/9/2004	19	8.23%	34,000,000.00	147,682.78	—	147,682.78	34,000,000.00
1	6/10/2004	5/10/2004	6/9/2004	31	8.23%	34,000,000.00	240,956.11	48,319.53	289,275.64	33,951,680.47
2	7/10/2004	6/10/2004	7/9/2004	30	8.23%	33,951,680.47	232,851.94	56,423.70	289,275.64	33,895,256.77
3	8/10/2004	7/10/2004	8/9/2004	31	8.23%	33,895,256.77	240,213.80	49,061.84	289,275.64	33,846,194.93
4	9/10/2004	8/10/2004	9/9/2004	31	8.23%	33,846,194.93	239,866.10	49,409.54	289,275.64	33,796,785.39
5	10/10/2004	9/10/2004	10/9/2004	30	8.23%	33,796,785.39	231,789.62	57,486.02	289,275.64	33,739,299.37
6	11/10/2004	10/10/2004	11/9/2004	31	8.23%	33,739,299.37	239,108.54	50,167.10	289,275.64	33,689,132.27
7	12/10/2004	11/10/2004	12/9/2004	30	8.23%	33,689,132.27	231,051.30	58,224.34	289,275.64	33,630,907.93
8	1/10/2005	12/10/2004	1/9/2005	31	8.23%	33,630,907.93	238,340.38	50,935.26	289,275.64	33,579,972.67
9	2/10/2005	1/10/2005	2/9/2005	31	8.23%	33,579,972.67	237,979.40	51,296.24	289,275.64	33,528,676.43
10	3/10/2005	2/10/2005	3/9/2005	28	8.23%	33,528,676.43	214,620.78	74,654.86	289,275.64	33,454,021.57
11	4/10/2005	3/10/2005	4/9/2005	31	8.23%	33,454,021.57	237,086.79	52,188.85	289,275.64	33,401,832.72
12	5/10/2005	4/10/2005	5/9/2005	30	8.23%	33,401,832.72	229,080.90	60,194.74	289,275.64	33,341,637.98
13	6/10/2005	5/10/2005	6/9/2005	31	8.23%	33,341,637.98	236,290.34	52,985.30	289,275.64	33,288,652.68
14	7/10/2005	6/10/2005	7/9/2005	30	8.23%	33,288,652.68	228,304.68	60,970.96	289,275.64	33,227,681.72
15	8/10/2005	7/10/2005	8/9/2005	31	8.23%	33,227,681.72	235,482.73	53,792.91	289,275.64	33,173,888.81
16	9/10/2005	8/10/2005	9/9/2005	31	8.23%	33,173,888.81	235,101.51	54,174.13	289,275.64	33,119,714.68
17	10/10/2005	9/10/2005	10/9/2005	30	8.23%	33,119,714.68	227,146.04	62,129.60	289,275.64	33,057,585.08
18	11/10/2005	10/10/2005	11/9/2005	31	8.23%	33,057,585.08	234,277.27	54,998.37	289,275.64	33,002,586.71
19	12/10/2005	11/10/2005	12/9/2005	30	8.23%	33,002,586.71	226,342.74	62,932.90	289,275.64	32,939,653.81
20	1/10/2006	12/10/2005	1/9/2006	31	8.23%	32,939,653.81	233,441.50	55,834.14	289,275.64	32,883,819.67
21	2/10/2006	1/10/2006	2/9/2006	31	8.23%	32,883,819.67	233,045.80	56,229.84	289,275.64	32,827,589.83
22	3/10/2006	2/10/2006	3/9/2006	28	8.23%	32,827,589.83	210,133.05	79,142.59	289,275.64	32,748,447.24
23	4/10/2006	3/10/2006	4/9/2006	31	8.23%	32,748,447.24	232,086.43	57,189.21	289,275.64	32,691,258.03
24	5/10/2006	4/10/2006	5/9/2006	30	8.23%	32,691,258.03	224,207.54	65,068.10	289,275.64	32,626,189.93
25	6/10/2006	5/10/2006	6/9/2006	31	8.23%	32,626,189.93	231,220.00	58,055.64	289,275.64	32,568,134.29

Schedule 2.3-2

26	7/10/2006	6/10/2006	7/9/2006	30	8.23%	32,568,134.29	223,363.12	65,912.52	289,275.64	32,502,221.77
27	8/10/2006	7/10/2006	8/9/2006	31	8.23%	32,502,221.77	230,341.44	58,934.20	289,275.64	32,443,287.57
28	9/10/2006	8/10/2006	9/9/2006	31	8.23%	32,443,287.57	229,923.78	59,351.86	289,275.64	32,383,935.71
29	10/10/2006	9/10/2006	10/9/2006	30	8.23%	32,383,935.71	222,099.83	67,175.81	289,275.64	32,316,759.90
30	11/10/2006	10/10/2006	11/9/2006	31	8.23%	32,316,759.90	229,027.08	60,248.56	289,275.64	32,256,511.34
31	12/10/2006	11/10/2006	12/9/2006	30	8.23%	32,256,511.34	221,225.91	68,049.73	289,275.64	32,188,461.61
32	1/10/2007	12/10/2006	1/9/2007	31	8.23%	32,188,461.61	228,117.84	61,157.80	289,275.64	32,127,303.81
33	2/10/2007	1/10/2007	2/9/2007	31	8.23%	32,127,303.81	227,684.42	61,591.22	289,275.64	32,065,712.59
34	3/10/2007	2/10/2007	3/9/2007	28	8.23%	32,065,712.59	205,256.19	84,019.45	289,275.64	31,981,693.14
35	4/10/2007	3/10/2007	4/9/2007	31	8.23%	31,981,693.14	226,652.48	62,623.16	289,275.64	31,919,069.98
36	5/10/2007	4/10/2007	5/9/2007	30	8.23%	31,919,069.98	218,911.62	70,364.02	289,275.64	31,848,705.96
37	6/10/2007	5/10/2007	6/9/2007	31	8.23%	31,848,705.96	225,710.01	63,565.63	289,275.64	31,785,140.33
38	7/10/2007	6/10/2007	7/9/2007	30	8.23%	31,785,140.33	217,993.09	71,282.55	289,275.64	31,713,857.78
39	8/10/2007	7/10/2007	8/9/2007	31	8.23%	31,713,857.78	224,754.35	64,521.29	289,275.64	31,649,336.49
40	9/10/2007	8/10/2007	9/9/2007	31	8.23%	31,649,336.49	224,297.09	64,978.55	289,275.64	31,584,357.94
41	10/10/2007	9/10/2007	10/9/2007	30	8.23%	31,584,357.94	216,616.05	72,659.59	289,275.64	31,511,698.35
42	11/10/2007	10/10/2007	11/9/2007	31	8.23%	31,511,698.35	223,321.66	65,953.98	289,275.64	31,445,744.37
43	12/10/2007	11/10/2007	12/9/2007	30	8.23%	31,445,744.37	215,665.40	73,610.24	289,275.64	31,372,134.13
44	1/10/2008	12/10/2007	1/9/2008	31	8.23%	31,372,134.13	222,332.57	66,943.07	289,275.64	31,305,191.06
45	2/10/2008	1/10/2008	2/9/2008	31	8.23%	31,305,191.06	221,858.15	67,417.49	289,275.64	31,237,773.57
46	3/10/2008	2/10/2008	3/9/2008	29	8.23%	31,237,773.57	207,097.76	82,177.88	289,275.64	31,155,595.69
47	4/10/2008	3/10/2008	4/9/2008	31	8.23%	31,155,595.69	220,797.98	68,477.66	289,275.64	31,087,118.03
48	5/10/2008	4/10/2008	5/9/2008	30	8.23%	31,087,118.03	213,205.82	76,069.82	289,275.64	31,011,048.21
49	6/10/2008	5/10/2008	6/9/2008	31	8.23%	31,011,048.21	219,773.58	69,502.06	289,275.64	30,941,546.15
50	7/10/2008	6/10/2008	7/9/2008	30	8.23%	30,941,546.15	212,207.44	77,068.20	289,275.64	30,864,477.95
51	8/10/2008	7/10/2008	8/9/2008	31	8.23%	30,864,477.95	218,734.84	70,540.80	289,275.64	30,793,937.15
52	9/10/2008	8/10/2008	9/9/2008	31	8.23%	30,793,937.15	218,234.92	71,040.72	289,275.64	30,722,896.43
53	10/10/2008	9/10/2008	10/9/2008	30	8.23%	30,722,896.43	210,707.86	78,567.78	289,275.64	30,644,328.65
54	11/10/2008	10/10/2008	11/9/2008	31	8.23%	30,644,328.65	217,174.65	72,100.99	289,275.64	30,572,227.66
55	12/10/2008	11/10/2008	12/9/2008	30	8.23%	30,572,227.66	209,674.53	79,601.11	289,275.64	30,492,626.55
56	1/10/2009	12/10/2008	1/9/2009	31	8.23%	30,492,626.55	216,099.55	73,176.09	289,275.64	30,419,450.46
57	2/10/2009	1/10/2009	2/9/2009	31	8.23%	30,419,450.46	215,580.96	73,694.68	289,275.64	30,345,755.78
58	3/10/2009	2/10/2009	3/9/2009	28	8.23%	30,345,755.78	194,246.55	95,029.09	289,275.64	30,250,726.69
59	4/10/2009	3/10/2009	4/9/2009	31	8.23%	30,250,726.69	214,385.22	74,890.42	289,275.64	30,175,836.27
60	5/10/2009	4/10/2009	5/9/2009	30	8.23%	30,175,836.27	206,955.94	82,319.70	289,275.64	30,093,516.57
61	6/10/2009	5/10/2009	6/9/2009	31	8.23%	30,093,516.57	213,271.08	76,004.56	289,275.64	30,017,512.01
62	7/10/2009	6/10/2009	7/9/2009	30	8.23%	30,017,512.01	205,870.10	83,405.54	289,275.64	29,934,106.47
63	8/10/2009	7/10/2009	8/9/2009	31	8.23%	29,934,106.47	212,141.35	77,134.29	289,275.64	29,856,972.18
64	9/10/2009	8/10/2009	9/9/2009	31	8.23%	29,856,972.18	211,594.70	77,680.94	289,275.64	29,779,291.24
65	10/10/2009	9/10/2009	10/9/2009	30	8.23%	29,779,291.24	204,236.31	85,039.33	289,275.64	29,694,251.91
66	11/10/2009	10/10/2009	11/9/2009	31	8.23%	29,694,251.91	210,441.51	78,834.13	289,275.64	29,615,417.78
67	12/10/2009	11/10/2009	12/9/2009	30	8.23%	29,615,417.78	203,112.41	86,163.23	289,275.64	29,529,254.55
68	1/10/2010	12/10/2009	1/9/2010	31	8.23%	29,529,254.55	209,272.19	80,003.45	289,275.64	29,449,251.10
69	2/10/2010	1/10/2010	2/9/2010	31	8.23%	29,449,251.10	208,705.21	80,570.43	289,275.64	29,368,680.67
70	3/10/2010	2/10/2010	3/9/2010	28	8.23%	29,368,680.67	187,992.19	101,283.45	289,275.64	29,267,397.22
71	4/10/2010	3/10/2010	4/9/2010	31	8.23%	29,267,397.22	207,416.42	81,859.22	289,275.64	29,185,538.00

Schedule 2.3-3

72	5/10/2010	4/10/2010	5/9/2010	30	8.23%	29,185,538.00	200,164.15	89,111.49	289,275.64	29,096,426.51
73	6/10/2010	5/10/2010	6/9/2010	31	8.23%	29,096,426.51	206,204.76	83,070.88	289,275.64	29,013,355.63
74	7/10/2010	6/10/2010	7/9/2010	30	8.23%	29,013,355.63	198,983.26	90,292.38	289,275.64	28,923,063.25
75	8/10/2010	7/10/2010	8/9/2010	31	8.23%	28,923,063.25	204,976.14	84,299.50	289,275.64	28,838,763.75
76	9/10/2010	8/10/2010	9/9/2010	31	8.23%	28,838,763.75	204,378.72	84,896.92	289,275.64	28,753,866.83
77	10/10/2010	9/10/2010	10/9/2010	30	8.23%	28,753,866.83	197,203.60	92,072.04	289,275.64	28,661,794.79
78	11/10/2010	10/10/2010	11/9/2010	31	8.23%	28,661,794.79	203,124.55	86,151.09	289,275.64	28,575,643.70
79	12/10/2010	11/10/2010	12/9/2010	30	8.23%	28,575,643.70	195,981.29	93,294.35	289,275.64	28,482,349.35
80	1/10/2011	12/10/2010	1/9/2011	31	8.23%	28,482,349.35	201,852.83	87,422.81	289,275.64	28,394,926.54
81	2/10/2011	1/10/2011	2/9/2011	31	8.23%	28,394,926.54	201,233.27	88,042.37	289,275.64	28,306,884.17
82	3/10/2011	2/10/2011	3/9/2011	28	8.23%	28,306,884.17	181,195.51	108,080.13	289,275.64	28,198,804.04
83	4/10/2011	3/10/2011	4/9/2011	31	8.23%	28,198,804.04	199,843.36	89,432.28	289,275.64	28,109,371.76
84	5/10/2011	4/10/2011	5/9/2011	30	8.23%	28,109,371.76	192,783.44	96,492.20	289,275.64	28,012,879.56
85	6/10/2011	5/10/2011	6/9/2011	31	8.23%	28,012,879.56	198,525.72	90,749.92	289,275.64	27,922,129.64
86	7/10/2011	6/10/2011	6/16/2011	7	8.23%	27,922,129.64	44,683.16		44,683.16	27,922,129.64
		6/17/2011	7/9/2011	23	8.23%	25,567,851.26	134,437.18		134,437.18	25,457,695.97
	TOTAL			30			179,120.35	110,155.29	289,275.64
87	8/10/2011	7/10/2011	8/9/2011	31	8.23%	25,457,695.97	180,417.28	108,858.36	289,275.64	25,348,837.61
88	9/10/2011	8/10/2011	9/9/2011	31	8.23%	25,348,837.61	179,645.80	109,629.84	289,275.64	25,239,207.77
89	10/10/2011	9/10/2011	10/9/2011	30	8.23%	25,239,207.77	173,098.90	116,176.74	289,275.64	25,123,031.03
90	11/10/2011	10/10/2011	11/9/2011	31	8.23%	25,123,031.03	178,045.53	111,230.11	289,275.64	25,011,800.92
91	12/10/2011	11/10/2011	12/9/2011	30	8.23%	25,011,800.92	171,539.27	117,736.37	289,275.64	24,894,064.55
92	1/10/2012	12/10/2011	1/9/2012	31	8.23%	24,894,064.55	176,422.85	112,852.79	289,275.64	24,781,211.76
93	2/10/2012	1/10/2012	2/9/2012	31	8.23%	24,781,211.76	175,623.07	113,652.57	289,275.64	24,667,559.19
94	3/10/2012	2/10/2012	3/9/2012	29	8.23%	24,667,559.19	163,539.07	125,736.57	289,275.64	24,541,822.62
95	4/10/2012	3/10/2012	4/9/2012	31	8.23%	24,541,822.62	173,926.53	115,349.11	289,275.64	24,426,473.51
96	5/10/2012	4/10/2012	5/9/2012	30	8.23%	24,426,473.51	167,524.90	121,750.74	289,275.64	24,304,722.77
97	6/10/2012	5/10/2012	6/9/2012	31	8.23%	24,304,722.77	172,246.22	117,029.42	289,275.64	24,187,693.35
98	7/10/2012	6/10/2012	7/9/2012	30	8.23%	24,187,693.35	165,887.26	123,388.38	289,275.64	24,064,304.97
99	8/10/2012	7/10/2012	8/9/2012	31	8.23%	24,064,304.97	170,542.39	118,733.25	289,275.64	23,945,571.72
100	9/10/2012	8/10/2012	9/9/2012	31	8.23%	23,945,571.72	169,700.94	119,574.70	289,275.64	23,825,997.02
101	10/10/2012	9/10/2012	10/9/2012	30	8.23%	23,825,997.02	163,406.63	125,869.01	289,275.64	23,700,128.01
102	11/10/2012	10/10/2012	11/9/2012	31	8.23%	23,700,128.01	167,961.49	121,314.15	289,275.64	23,578,813.86
103	12/10/2012	11/10/2012	12/9/2012	30	8.23%	23,578,813.86	161,711.37	127,564.27	289,275.64	23,451,249.59
104	1/10/2013	12/10/2012	1/9/2013	31	8.23%	23,451,249.59	166,197.70	123,077.94	289,275.64	23,328,171.65
105	2/10/2013	1/10/2013	2/9/2013	31	8.23%	23,328,171.65	165,325.46	123,950.18	289,275.64	23,204,221.47
106	3/10/2013	2/10/2013	3/9/2013	28	8.23%	23,204,221.47	148,532.80	140,742.84	289,275.64	23,063,478.63
107	4/10/2013	3/10/2013	4/9/2013	31	8.23%	23,063,478.63	163,449.59	125,826.05	289,275.64	22,937,652.58
108	5/10/2013	4/10/2013	5/9/2013	30	8.23%	22,937,652.58	157,314.07	131,961.57	289,275.64	22,805,691.01
109	6/10/2013	5/10/2013	6/9/2013	31	8.23%	22,805,691.01	161,622.67	127,652.97	289,275.64	22,678,038.04
110	7/10/2013	6/10/2013	7/9/2013	30	8.23%	22,678,038.04	155,533.54	133,742.10	289,275.64	22,544,295.94
111	8/10/2013	7/10/2013	8/9/2013	31	8.23%	22,544,295.94	159,770.17	129,505.47	289,275.64	22,414,790.47
112	9/10/2013	8/10/2013	9/9/2013	31	8.23%	22,414,790.47	158,852.37	130,423.27	289,275.64	22,284,367.20
113	10/10/2013	9/10/2013	10/9/2013	30	8.23%	22,284,367.20	152,833.62	136,442.02	289,275.64	22,147,925.18
114	11/10/2013	10/10/2013	11/9/2013	31	8.23%	22,147,925.18	156,961.12	132,314.52	289,275.64	22,015,610.66
115	12/10/2013	11/10/2013	12/9/2013	30	8.23%	22,015,610.66	150,990.40	138,285.24	289,275.64	21,877,325.42

Schedule 2.3-4

116	1/10/2014	12/10/2013	1/9/2014	31	8.23%	21,877,325.42	155,043.39	134,232.25	289,275.64	21,743,093.17
117	2/10/2014	1/10/2014	2/9/2014	31	8.23%	21,743,093.17	154,092.09	135,183.55	289,275.64	21,607,909.62
118	3/10/2014	2/10/2014	3/9/2014	28	8.23%	21,607,909.62	138,314.63	150,961.01	289,275.64	21,456,948.61
119	4/10/2014	3/10/2014	4/9/2014	31	8.23%	21,456,948.61	152,064.20	137,211.44	289,275.64	21,319,737.17
120	5/10/2014	4/10/2014	5/9/2014	30	8.23%	21,319,737.17	146,217.86	143,057.78	289,275.64	21,176,679.39
121	6/10/2014	5/10/2014	6/9/2014	31	8.23%	21,176,679.39	150,077.95	139,197.69	289,275.64	21,037,481.70
122	7/10/2014	6/11/2014	7/9/2014	29	8.23%	21,037,481.70	139,472.66	149,802.98	289,275.64	20,887,678.72
123	8/10/2014	7/11/2014	8/9/2014	30	8.23%	20,887,678.72	143,254.66	146,020.98	289,275.64	20,741,657.74
124	9/10/2014	8/11/2014	9/9/2014	30	8.23%	20,741,657.74	142,253.20	147,022.44	289,275.64	20,594,635.30
125	10/10/2014	9/11/2014	10/9/2014	29	8.23%	20,594,635.30	136,536.71	152,738.93	289,275.64	20,441,896.37
126	11/10/2014	10/11/2014	11/9/2014	30	8.23%	20,441,896.37	140,197.34	149,078.30	289,275.64	20,292,818.07
127	12/10/2014	11/11/2014	12/9/2014	29	8.23%	20,292,818.07	134,535.75	154,739.89	289,275.64	20,138,078.18
128	1/10/2015	12/11/2014	1/9/2015	30	8.23%	20,138,078.18	138,113.65	151,161.99	289,275.64	19,986,916.19
129	2/10/2015	1/11/2015	2/9/2015	30	8.23%	19,986,916.19	137,076.93	152,198.71	289,275.64	19,834,717.48
130	3/10/2015	2/11/2015	3/9/2015	27	8.23%	19,834,717.48	122,429.79	166,845.85	289,275.64	19,667,871.63
131	4/10/2015	3/11/2015	4/9/2015	30	8.23%	19,667,871.63	134,888.82	154,386.82	289,275.64	19,513,484.81
132	5/10/2015	4/11/2015	5/9/2015	29	8.23%	19,513,484.81	129,368.98	159,906.66	289,275.64	19,353,578.15
133	6/10/2015	5/11/2015	6/9/2015	30	8.23%	19,353,578.15	132,733.29	156,542.35	289,275.64	19,197,035.80
134	7/10/2015	6/11/2015	7/9/2015	29	8.23%	19,197,035.80	127,271.01	162,004.63	289,275.64	19,035,031.17
135	8/10/2015	7/11/2015	8/9/2015	30	8.23%	19,035,031.17	130,548.59	158,727.05	289,275.64	18,876,304.12
136	9/10/2015	8/11/2015	9/9/2015	30	8.23%	18,876,304.12	129,459.99	159,815.65	289,275.64	18,716,488.47
137	10/10/2015	9/11/2015	10/9/2015	29	8.23%	18,716,488.47	124,085.12	165,190.52	289,275.64	18,551,297.95
138	11/10/2015	10/11/2015	11/9/2015	30	8.23%	18,551,297.95	127,230.99	162,044.65	289,275.64	18,389,253.30
139	12/10/2015	11/11/2015	12/9/2015	29	8.23%	18,389,253.30	121,915.64	167,360.00	289,275.64	18,221,893.30
140	1/10/2016	12/11/2015	1/9/2016	30	8.23%	18,221,893.30	124,971.82	164,303.82	289,275.64	18,057,589.48
141	2/10/2016	1/11/2016	2/9/2016	30	8.23%	18,057,589.48	123,844.97	165,430.67	289,275.64	17,892,158.81
142	3/10/2016	2/11/2016	3/9/2016	28	8.23%	17,892,158.81	114,529.70	174,745.94	289,275.64	17,717,412.87
143	4/10/2016	3/11/2016	4/9/2016	30	8.23%	17,717,412.87	121,511.92	167,763.72	289,275.64	17,549,649.15
144	5/10/2016	4/11/2016	5/9/2016	29	8.23%	17,549,649.15	116,349.30	172,926.34	289,275.64	17,376,722.81
145	6/10/2016	5/11/2016	6/9/2016	30	8.23%	17,376,722.81	119,175.36	170,100.28	289,275.64	17,206,622.53
146	7/10/2016	6/11/2016	7/9/2016	29	8.23%	17,206,622.53	114,075.13	175,200.51	289,275.64	17,031,422.02
147	8/10/2016	7/11/2016	8/9/2016	30	8.23%	17,031,422.02	116,807.17	172,468.47	289,275.64	16,858,953.55
148	9/10/2016	8/11/2016	9/9/2016	30	8.23%	16,858,953.55	115,624.32	173,651.32	289,275.64	16,685,302.23
149	10/10/2016	9/11/2016	10/9/2016	29	8.23%	16,685,302.23	110,618.92	178,656.72	289,275.64	16,506,645.51
150	11/10/2016	10/11/2016	11/9/2016	30	8.23%	16,506,645.51	113,208.08	176,067.56	289,275.64	16,330,577.95
151	12/10/2016	11/11/2016	12/9/2016	29	8.23%	16,330,577.95	108,267.20	181,008.44	289,275.64	16,149,569.51
152	1/10/2017	12/11/2016	1/9/2017	30	8.23%	16,149,569.51	110,759.13	178,516.51	289,275.64	15,971,053.00
153	2/10/2017	1/11/2017	2/9/2017	30	8.23%	15,971,053.00	109,534.81	179,740.83	289,275.64	15,791,312.17
154	3/10/2017	2/11/2017	3/9/2017	27	8.23%	15,791,312.17	97,471.87	191,803.77	289,275.64	15,599,508.40
155	4/10/2017	3/11/2017	4/9/2017	30	8.23%	15,599,508.40	106,986.63	182,289.01	289,275.64	15,417,219.39
156	4/21/2017	4/11/2017	4/20/2017	10	8.23%	15,417,219.39	35,245.48	254,030.16	289,275.64	15,163,189.23

Schedule 2.3-5